UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2005

River Rock Entertainment Authority
(Exact name of registrant as specified in its charter)

Not Applicable	333-115186	68-0490898
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3250 Highway 128 East Geyserville, California	95441
(Address of principal executive offices)	(Zip Code)

(707) 857-2777
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01. Entry Into a Material Definitive Agreement

On November 8, 2005, River Rock Entertainment Authority (the “Authority”) entered into an employment agreement (the “Agreement”) with Norman Runyan whereby Mr. Runyan will continue to serve as the Chief Operations Officer of the River Rock Casino. The Agreement is effective as of October 14, 2005, and continues through October 14, 2008, unless terminated earlier under the terms of the Agreement. The Agreement provides for the payment to Mr. Runyan of an initial annual base salary of $250,000, which shall be increased annually by 7%. Mr. Runyan will also receive an annual discretionary bonus of not less than 7% and not more than 25% of his annual base salary. If Mr. Runyan’s employment is terminated for reasons other than “Cause” (as defined in the Agreement), including death or disability, Mr. Runyan will be entitled to his base salary for three months and a pro rata share of his bonus for the year in which the termination occurred. Either party may terminate the Agreement with 90 days’ written notice. The full text of the Agreement is included as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

Item 1.02. Termination of a Material Definitive Agreement

In connection with the resignation referred to in Item 5.02(b) of this Current Report on Form 8-K, the Employment Agreement between River Rock Entertainment Authority (the “Authority”) and Douglas Searle dated December 24, 2004 was terminated, effective as of November 7, 2005.

Item 5.02(b). Departure of Directors or Principal Officers

On November 7, 2005, Douglas Searle resigned as Chief Executive Officer of the Authority and as General Manager of the Authority’s gaming operation known as the River Rock Casino, effective immediately. The Authority will begin a search for his replacement immediately.

The Authority has furnished the press release announcing Mr. Searle’s resignation as Exhibit 99.1 to this Form 8-K. The information in this Current Report and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

EXHIBIT	DESCRIPTION

10.1	Employment Agreement, dated as of November 8, 2005 and effective as of October 14, 2005, between River Rock Entertainment Authority and Norman Runyan.

99.1	Press Release of River Rock Entertainment Authority dated November 14, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 14, 2005

River Rock Entertainment Authority

By:	/s/ Yuan Fang (Yvonne) Mao

Yuan Fang (Yvonne) Mao Chief Financial Officer